Exhibit 10.4

LIMITED WAIVER AND SECOND AMENDMENT

THIS LIMITED WAIVER AND SECOND AMENDMENT (this “Waiver and Amendment”) is dated as of July 7, 2011, and is made with respect to that certain Amended and Restated Agreement, dated as of June 4, 2010 (as amended prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement), by and among NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CERTAIN OF ITS SUBSIDIARIES, as Loan Parties, the LENDERS PARTY THERETO (each individually, a “Lender” and collectively, the “Lenders”), and COBANK, ACB, as agent for the Lenders, the Issuers and the Swing Line Lender (in such capacity, the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has notified the Agent that a Default has occurred as a result of Borrower's failure to comply with Section 10.19 of the Credit Agreement, as more specifically described below;

WHEREAS, the Borrower has requested that the Lenders (i) waive the Subject Default (as defined below) and (ii) agree to amend the Credit Agreement to increase the amount of head of cattle the Borrower and its Subsidiaries may own at any one time;

WHEREAS, the Lenders are willing to waive the Subject Default and have agreed to amend the Credit Agreement pursuant to the terms and subject to the applicable conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1.	Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

2.	Limited Waiver.

(a)
    Acknowledgment of Default. The Borrower hereby acknowledges and agrees that a Default has occurred as a result of the Borrower owning more than 25,000 head of cattle in violation of Section 10.19 of the Credit Agreement (the “Subject Default”).

(b)
    Waiver. Subject to the satisfaction or waiver in writing of each conditions precedent set forth in Section 5 of this Waiver and Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Waiver and Amendment and in the Financing Documents, the Lenders agree to waive the Subject Default.

(c)
    No Other Waivers. The foregoing waiver shall be limited precisely and expressly as written and does and shall relate solely to the Credit Agreement in the manner and to the extent described herein. Nothing in this Waiver and Amendment shall be deemed to be a waiver of any other term, provision or condition of the Credit Agreement or any other Financing Document or to prejudice any right or remedy that the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Financing Document. Except as expressly specified herein, the Lenders have not waived and are not by this Waiver and Amendment waiving, any Defaults or Matured Defaults which presently exist and may be continuing on the date hereof or any Defaults or Matured Defaults which may occur after the date hereof (whether the same or similar to the Subject Default or otherwise), in each case other than the Subject Default.

    3.           Amendment to Credit Agreement,

    (a) Ownership of Cattle and Deposits on Cattle with Feeders. Section 10.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.19    Ownership of Cattle and Deposits on Cattle with Feeders.

The Borrower and its Subsidiaries together shall not at any time own more than 35,000 head of cattle, whether such cattle are hedged or unhedged.  The Borrower and its Subsidiaries together shall not at any time own more than 10,000 head of Unhedged Cattle to be finished in any single month.  In determining the number of hedged or Unhedged Cattle for purposes of this Section 10.19, any partial ownership interests of the Borrower or any of its Subsidiaries in cattle shall be counted at the percentage of interest owned.  As used herein, the phrase “Unhedged Cattle” shall refer to cattle which are not hedged with either futures contracts or option contracts at prices that limit the Borrower's or any of its Subsidiaries' combined potential losses to no more than $50 per head. Notwithstanding the provisions of Section 10.3, the Borrower and its Subsidiaries shall be allowed to make deposits on cattle with such feeders as are approved by the Agent, up to $75 per head, not to exceed $2,000,000 (on a combined basis for the Borrower and its Subsidiaries) at any time outstanding in the aggregate (the “Feeder Deposits”). The Feeder Deposits may not be treated as tangible assets of the Borrower or any of its Subsidiaries for the purposes of determining compliance with the covenants set forth herein without the prior approval of the Required Lenders.

4.           Representations and Warranties; Acknowledgments. In order to induce the Agent and the Lenders to enter into this Waiver and Amendment, each Loan Party hereby (a) represents and warrants to the Agent and the Lenders that (i) it has duly authorized, executed and delivered this Waiver and Amendment, (ii) no consent, approval, exemption, order or authorization of, or a registration or filing with, any Governmental Authority, regulatory body or any other third party is required for the due execution, delivery and performance of this Waiver and Amendment by such Loan Party, other than such consents, approvals, exemptions, orders or authorizations that have already been obtained, (iii) the representations and warranties of such Loan Party set forth in the Credit Agreement and the other Financing Documents are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case the representations and warranties are true and correct as of such earlier date) and (iv) no Default or Matured Default (other than the Subject Default) has occurred and is continuing or exists, (b) acknowledges and agrees that, except as expressly provided herein, the Credit Agreement and each of the other Financing Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect; (c) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and each other Financing Document to which it is a party; and (d) ratifies and reaffirms all of the Liens securing the payment and performance of the Secured Liabilities (as defined in the Security Agreement);

5.           Conditions to Effectiveness. This Waiver and Amendment shall be effective on the date when the following conditions shall have occurred:

    (a) The Agent shall have received each of the following documents, each of which shall be satisfactory to the Agent in form and substance:

(i)
from each Loan Party and the Required Lenders, executed counterparts of this Waiver and Amendment, signed on behalf of such party or written evidence satisfactory to the Agent (which may include telecopy transmission of a signed signature page to this Waiver and Amendment) that such party has signed a counterpart of this Waiver and Amendment;

(ii)	counterparts to the attached Consent and Acknowledgment of Subsidiary Loan Parties, duly executed by each Subsidiary Loan Party;

(iii)	such other documents as the Agent or any Lender (acting through the Agent) may reasonably request.

(b)           No Default or Matured Default (other than the Subject Default) shall have occurred and be continuing or shall exist; and

(c)           The Borrower shall have paid all fees and expenses of Agent's counsel, Fulbright & Jaworski L.L.P., owing to date.

6.           Miscellaneous.

(a)   Reference to Credit Agreement. Upon the effectiveness of this Waiver and Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Waiver and Amendment. Each reference to the Credit Agreement in any other Financing Document shall mean and be a reference to the Credit Agreement, as modified and amended by this Waiver and Amendment.

(b)           Headings. Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purpose.

(c)           Successors and Assigns. This Waiver and Amendment shall be binding upon and inure to the benefit of the Borrower and its respective successors and assigns, and upon the Agent and the Lenders and their respective successors and assigns.

(d)           Continuing Effect. Except as expressly amended hereby, the Credit Agreement, as amended by this Waiver and Amendment, shall continue to be and shall remain in full force and effect in accordance with its terms. This Waiver and Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or any other Loan Party that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. This Waiver and Amendment constitutes a Financing Document.

(e)           GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS AND DECISIONS OF THE STATE OF COLORADO WITHOUT REGARD TO THE APPLICATION OF CONFLICT OF LAWS PRINCIPLES.

(f)           Counterparts. This Waiver and Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

(g)           Incorporation into Credit Agreement. This Waiver and Amendment shall be incorporated into the Credit Agreement by this reference.

7.           NO ORAL AGREEMENTS. THIS WAIVER AND AMENDMENT AND THE OTHER FINANCING DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

8.           General Waiver and Release. IN ADDITION, TO INDUCE THE LENDERS AND THE AGENT TO AGREE TO THE TERMS OF THIS WAIVER AND AMENDMENT, EACH LOAN PARTY (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS WAIVER AND AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE CREDIT AGREEMENT, THIS WAIVER AND AMENDMENT OR THE OTHER FINANCING DOCUMENTS. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THERE EXIST ANY SUCH CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS, THE BORROWER (BY ITS EXECUTION BELOW) HEREBY:

(A)    FOREVER GENERALLY WAIVES ANY AND ALL CLAIMS, OFFSETS, DEFENSES AND/OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR PRIOR TO THE DATE OF ITS EXECUTION OF THIS WAIVER AND AMENDMENT; AND

(B)    FOREVER RELEASES, ACQUITS AND DISCHARGES THE LENDERS, THE AGENT AND THEIR RELATED PARTIES FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE CREDIT AGREEMENT, THIS WAIVER AND AMENDMENT AND THE OTHER FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREIN.

[SIGNATURE PAGES FOLLOW]

    IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Waiver and Amendment as of the day and year first above written.

BORROWER:

NATIONAL BEEF PACKING COMPANY, LLC

By:	/s/ Jay D. Nielsen
Name:	Jay D. Nielsen
Title:	Chief Accounting Officer

SUBSIDIARY LOAN PARTIES:

NATIONAL BEEF CALIFORNIA, LP

By:	NATIONAL CARRIERS, INC., its General Partner

By:	/s/ Jay D. Nielsen
Name:	Jay D. Nielsen
Title:	Chief Financial Officer

NATIONAL CARRIERS, INC.

By:	/s/ Jay D. Nielsen
Name:	Jay D. Nielsen
Title:	Chief Financial Officer

AGENT:

COBANK, ACB, as Agent

By:	/s/ James H. Matzat
Name:	James H. Matzat
Title:	Vice President

LENDER:

COBANK, ACB, as Lender and Swing Line Lender

By:	/s/ James H. Matzat
Name:	James H. Matzat
Title:	Vice President

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Daniel J. Ricke
Name:	Daniel J. Ricke
Title:	Vice President

LENDER:

COOPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK, B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH

By:	/s/ D. Shane Bownds
Name:	D. Shane Bownds
Title:	Executive Director

By:	/s/ Izumi Fukushima
Name:	Izumi Fukushima
Title:	Executive Director

LENDER:

U.S BANK NATIONAL ASSOCIATION

By:	/s/ James D. Pegues
Name:	James D. Pegues
Title:	Vice President

LENDER:

WELLS FARGO BANK, ASSOCIATION

By:	/s/ John R. Carley
Name:	John R. Carley
Title:	Vice President

LENDER:

UMB BANK, N.A

By:	/s/ Thomas E. Brusnahan
Name:	Thomas E. Brusnahan
Title:	Community Bank President

LENDER:

AMERICAN AGCREDIT, PCA

By:	/s/ Sean O'Day
Name:	Sean O'Day
Title:	Senior Vice President

CONSENT AND ACKNOWLEDGMENT OF SUBSIDIARY LOAN PARTIES

July 7, 2011

The undersigned Subsidiary Loan Parties (a) acknowledge and consent to the execution of the foregoing Limited Waiver and Second Amendment (the “Waiver and Amendment”), (b) confirm that the Guaranty Agreement previously executed by the undersigned Subsidiary Loan Parties, as well as any other Financing Documents, if any, previously executed by the undersigned Subsidiary Loan Parties, apply and shall continue to apply to all Guaranteed Obligations (as defined in the Guaranty Agreement), notwithstanding the execution and delivery of the foregoing Waiver and Amendment by the Borrower, the Agent and the Required Lenders, and (c) acknowledge that without this consent and confirmation, the Lenders and the Agent would not agree to the modifications of the Credit Agreement which are evidenced by the foregoing Waiver and Amendment.

[SIGNATURE PAGE FOLLOWS]

SUBSIDIARY LOAN PARTIES:

NATIONAL BEEF CALIFORNIA, LP

By:	NATIONAL CARRIERS, INC., its General Partner

By:	/s/ Jay D. Nielsen
Name:	Jay D. Nielsen
Title:	Chief Financial Officer

NATIONAL CARRIERS, INC.

By:	/s/ Jay D. Nielsen
Name:	Jay D. Nielsen
Title:	Chief Financial Officer